Exhibit 99.2

Rockville

FINANCIAL, INC.

Transition • Values • Success

NASDAQ Global Select Market

KBW Community Bank Investor Conference

RCKB

July 30 & 31, 2013

Forward Looking Statements

This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings.

With regard to presentations related to recently converted second step conversions, the peer companies include: PBNY, BRKL, OCFC, ESBF, UBNK, WFD, ESSA, NHTB, HIFS, HARL, and THRD. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC.

NON-GAAP FINANCIAL MEASURES

This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and core earnings excluding non-recurring costs. These measures are commonly used by investors in evaluating financial condition. GAAP earnings are lower than core earnings primarily due to non-recurring conversion, balance sheet restructuring and cost cutting initiative related expenses. Reconciliations are in earnings releases at www.rockvillefinancialinc.com.

Rockville Financial, Inc. Overview

22 Branch community bank in Central & Southern Connecticut

Established in 1858

Assets of $2.2 billion

Second step mutual conversion in March 2011, $171 million capital raise

Total capital $297 million at June 30, 2013

Transform from thrift model to high performing commercial community bank

Strong Branch Franchise – No. 1 or 2 in most markets

Continue to expand into potential high deposit market share locations



Hampden
Massachusetts
Windham
Litchfield
Hartford
Tolland
Connecticut
Middlesex
New London
New Haven
RCKB (23)

	Address	City	2012 Deposits ($000)	2011-2012 Growth Rate(%)	RCKB's Market Position in Town
1	Rt 83 & Pitkin St	Vernon	171,465	11.17	1
2	1645 Ellington Rd	South Windsor	160,982	20.33	1
3	341 Broad St	Manchester	155,961	13.78	2
4	20 Hyde Ave	Vernon	103,423	21.72	1
5	12 Main St	Ellington	101,592	17.25	1
6	25 Park St	Vernon Rockville	99,768	3.75	1
7	612 Main St	Somers	84,394	12.03	1
8	869 Sullivan Ave	South Windsor	80,826	9.93	1
9	231 Hazard Ave	Enfield	72,830	3.93	2
10	6 Fieldstone Cmns	Tolland	67,744	22.44	2
11	1009 Hebron Ave	Glastonbury	64,677	8.69	7
12	1671 Boston Tpke	Coventry	55,091	0.27	2
13	234 Tolland Tpke	Manchester	53,345	2.80	2
14	275 Mountain Rd	Suffield	50,034	8.22	3
15	902 Main St	South Glastonbury	45,601	(0.41)	1
16	39 Prospect Hill Rd	East Windsor	41,971	109.82*	3
17	99 Linwood Ave	Colchester	35,882	15.29	5
18	65 Palomba Dr	Enfield	27,153	5.99	2
19	768 N Main St	Manchester	27,036	10.55	2
20	102 Lasalle Rd**	West Hartford	25,460	NA	NA
21	660 Enfield St***	Enfield	20,871	(7.92)	2
22	161 Nevers Rd	South Windsor	High School Branch	NA	NA
23	2290 Whitney Ave.	Hamden****	NA	NA	NA

* Branch consolidation Mar 2012
** 6/30/2013 balance – opened Jan 2013
*** Announced to be closed Nov 2013
**** Announced to be opened 4Q2013

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NASDAQ: RCKB

Experienced Executive Management Team

Recruited Experienced Management Team to prepare to prudently leverage capital and accelerate growth, while also positioning for the evolving regulatory environment

Name	Title/Function	Years in Industry/Years at Rockville	Prior Experience
William H. W. Crawford, IV	President and CEO	25/2	Wells Fargo Bank, Wachovia Bank and SouthTrust Bank
Marino J. Santarelli	EVP & Chief Operating Officer	40/2	Wells Fargo Bank, Wachovia Bank and United Penn Bank
Scott C. Bechtle	EVP & Chief Risk Officer	31/2	Florida Shores Bank, Wells Fargo Bank (fka SouthTrust Bank) and Bank of America (fka Barnett Banks)
John T. Lund	EVP & Chief Financial Officer & Treasurer	20/4	FDIC Examiner, Capital Markets Specialist
Mark A. Kucia	EVP & Head of Commercial Banking	26/7	Liberty Bank, Mechanics Bank, BayBank, National Westminster PLC
Steve Koniecki	EVP & Chief Technology Officer	32/2	Space Coast Credit Union, West Bank
Rick Trachimowicz	EVP & Head of Human Capital and Facilities Management	38/16	Northeast Savings, Freedom Federal Savings
Eric R. Newell	EVP & Head of Treasury & Corporate Strategy	10/2	Alliance Bernstein, Fitch Ratings, and FDIC. CFA Designation
Brandon C. Lorey	SVP & Head of Consumer Lending	23/0	H&R Block Bank, Chevy Chase Federal Savings Bank

5

Talent Acquisition - *Risk Management*

The Company strengthened Risk Management with the following new positions:

Name	Title/Function	Years in Industry/ Years at Rockville	Prior Experience
Betsy Kenney Wynnick	SVP & Director of Internal Audit	21/1	NewAlliance Bank, Webster Bank, Coopers & Lybrand. Licensed to practice law in Connecticut, CPA & CFSA Designations.
Jay Peters	VP & BSA/AML, Red Flags Officer	38/2	NewAlliance Bank, Webster Bank, Bank of Southern Connecticut, Dime Savings Bank
Beth Donna	VP & Enterprise Risk Management	26/2	NewAlliance Bank, Dime Savings Bank
Christine Keeney	VP & Information Security Officer	24/2	NewAlliance Bank, Savings Bank of Manchester, Delloitte & Touche, CISSP Designation
Carla Balesano	SVP & Head of Corporate Loan Strategies	26/1	TD Bank, Webster Bank, Fleet Bank, Bank of America
Bob Davidson	SVP & Senior Credit Officer	20/3	Sovereign Bank, Farmington Bank, Savings Bank of Manchester, Liberty Bank
Deborah Gabinelle	VP & Senior Credit Risk Officer	27/2	Webster Bank, Fleet Bank, Federal Reserve Bank of New York
Nathan Kelley	VP & Credit Risk Officer	11/2	NewAlliance Bank, FirstFed America Bankcorp

6

Talent Acquisition

Commercial Banking Expansion

Name	Title/Function	Years in Industry/ Years at Rockville	Prior Experience
Stephen Villecco	SVP & Regional Commercial Banking Officer, Southern and Northern C&I Teams	25/2	**Headed up NewAlliance Bank's $0.5 billion Commercial and Industrial department since 1998**
Josh Gorman	SVP & Regional Commercial Banking Officer, Western C&I Team	14/0	Bank of America/Merrill Lynch, Wachovia National Bank. Joined December 2012
Thomas Reid	SVP & Commercial Banking Officer	38/2	**Headed up NewAlliance Bank's $1.2 billion Commercial Real Estate department since 2003**
Melanie Joy	SVP & Senior Commercial Real Estate Officer	26/1	Liberty Bank
Matt Proto	VP & Senior Commercial Banking Officer	37/2	Bank of Southern Connecticut and NewAlliance Bank
Raymond Kostka	VP & Commercial Banking Officer	34/2	NewAlliance Bank
Robert Landfear	VP & Commercial Banking Officer	19/2	NewAlliance Bank
Michael Kelleher	VP & Commercial Banking Officer	36/2	NewAlliance Bank
Valerie Duncan	SVP & Head of Private Banking	16/0	Wells Fargo Private Bank, First Union National Bank, Wachovia. Joined April 2013
Joseph Tartaglia	SVP & Senior Cash Management Officer	22/2	First Vice President, Cash Management Sales Manager NewAlliance Bank
Kristine Carlson-Koehler	VP & Cash Management Officer	26/2	NewAlliance Bank, Tolland Bank

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Successful Performance Since Conversion

(Data as of 6/30/13)

3 Year TSR

81%

TSR Since Conversion

35%

Dividend Increase

54%

P/TBV

28%

Share Count Decrease

13%

TCE/TA Decrease

24%

Core Revenue Growth

45%

Core EPS Growth

78%

Total Loan Growth

11%

Commercial Loan Growth

47%

Total Deposit Growth

21%

0%

20%

40%

60%

80%

100%

120% Increase Non-Int Income

• Top 10 Performer Nationally in 2012

3.48% Tax Equivalent NIM stable vs 3.08% for peers

39% FTE Increase to 329 from 236

71% Core Efficiency Ratio

5.23% ROAE vs 4.16% for CT Banks

0.79% Core ROAA vs 0.45% for CT Banks

• #2 in Connecticut

Loan Mix

(comm / resi / cons)

60%/39%/l%@ 6/30/13

44%/55%/l%@ 3/31/11

Deposit Mix

(core / time)

65%/35%@6/30/13

55%/45%@3/31/11

Positive Trending Returns

TCE / TA (%)

20.0

18.7

19.0

18.0

16.8

17.0

15.4

16.0

15.0

13.4

14.0

13.0

12.0

11.0

10.0

2011

2012

LTM

2013Q2

Core EPS ($ / Share)

CAGR = 8.4%

0.70

0.60

0.60

0.55

0.50

0.49

0.40

0.30

0.15

0.20

0.10

0.00

2011

2012

LTM

2013Q2

Core Net Income / TCE (%)

CAGR = 17.0%

6.00%

5.54

5.50%

5.29

5.00%

4.92

4.50%

3.74

4.00%

3.50%

3.00%

2011

2012

LTM

2013Q2

Share Count

30,000,000

29,514,468

29,000,000

28,156,897

27,981,286

28,000,000

27,000,000

26,325,811

26,000,000

25,000,000

24,000,000

2011Y

2012Y

2013Q1

2013Q2

More Growth Planned for Consumer Banking

Management’s ability to transform a business to drive profits

Hire very experienced Head of Consumer Lending

Mortgage production capacity increase

2011 = $140 million

2012 = $294 million

2013 YTD = $152 million

Transform secondary market mortgage program

158% increase in gains on sales in 2012

18% loan growth in 2012 if mortgages in portfolio instead of sold

9% loan growth YTD 2013 if mortgages in portfolio

Consumer loan production suite expanded & transformed

Long-term rates increased

Lower prepay speeds,

Less renegotiation of portfolio yields

Decreased pricing headwinds.

Core Operating Results

($ in millions except EPS)

2011

2012

LTM

2013Q2

Core Operating

Revenue

$66.6

$79.9

$83.7

$20.5

Core Operating

Expense

$45.1

$54.0

$58.2

$14.5

Core Operating

Profit

$12.4

$15.7

$16.6

$4.1

Core EPS

$0.49

$0.55

$0.60

$0.15

Total Earning Assets

Despite a difficult operating environment, we were able to grow earning assets at a CAGR of 7.2% through a disciplined growth strategy.

CAGR = 7.2%

$2,200,000

2,011,840

$2,000,000

1,872,449

$1,800,000

1,657,051

$1,600,000

1,608,027

$1,400,000

1,469,808

1,496,214

$1,200,000

$1,000,000

2008Y

2009Y

2010Y

2011Y

2012Y

2013Q2

3 Year Total Shareholder Return

Favorable in comparison to SNL U.S Thrift Index

Rockville Financial, Inc. – Total Return (%)

— RCKB (+83.00%) — SNL U.S. Thrift (+22.43%) x

100

80

60

Total Return %)

40

20

0

-20

-40

Jul

2010

Oct

2010

Jan

2011

Apr

2011

Jul

2011

Oct

2011

Jan

2012

Apr

2012

Jul

2012

Oct

2012

Jan

2013

Apr

2013

3,500

3,000

RCKB-Vol

2,500

Thousands

2,000

1,500

1,000

000

0

Source: SNL Financial

Growth in Top 10 Nationally in 2012

CORE NONINTEREST INCOME

Rank	Company Name	State	Total Assets ($ millions)	1Q2012 ($ millions)	2Q2012 ($ millions)	3Q2012 ($ millions)	3 Quarter Average ($ millions)	Growth Rate
1	State Bank & Trust Co. (State Bank Financial Corp.)	GA	$2,643,592	$3,094	$9,826	$24,816	$12,579	97.29%
2	Customers Bank (Customers Bancorp Inc.)	PA	$2,657,811	$3,175	$4,177	$9,584	$5,645	69.77%
3	Valley National Bank (Valley National Bancorp)	NJ	$3,325,069	$9,118	$10,039	$19,411	$12,856	50.99%
4	Rockville Bank (Rockville Financial Inc.)	CT	$1,946,365	$2,352	$1,681	$3,886	$2,640	47.22%
5	Cole Taylor Bank (Taylor Capital Group)	IL	$5,116,615	$22,904	$28,714	$47,030	$32,883	43.02%
6	OneWest Bank, FSB	CA	$25,826,535	$155,682	$64,580	$198,564	$139,609	42.23%
7	Cardinal Bank (Cardinal Financial Corp.)	VA	$3,002,852	$9,713	$16,386	$21,797	$15,965	36.53%
8	Florida Community Bank, NA (Bond Street Holdings Inc.)	FL	$3,400,351	$1,249	$4,694	$4,957	$3,633	36.43%
9	Provident Savings Bank (Provident Financial Holdings Inc.)	CA	$1,271,390	$11,396	$15,976	$21,773	$16,382	32.91%
10	Fidelity Bank (Fidelity Southern Corp.)	GA	$2,439,081	$16,882	$16,237	$26,056	$19,725	32.10%

Source: Bank Intelligence Solutions and regulatory filings

Core noninterest income is defined as noninterest income minus gains/losses from investments and asset sales including other real estate owned. The percentage growth rate was calculated by (1) *averaging* the first three quarters of 2012, then (2) *subtracting* the three-quarter average from the third quarter total, and then (3) *dividing* that number by the three-quarter average.

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